UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2016

MINERALS TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11430	25-1190717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue, New York, NY	10017-6707
(Address of principal executive offices)	(Zip Code)

(212) 878-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2016, Minerals Technologies Inc. (the "Company") announced that Douglas T. Dietrich, 47, was elected Chief Executive Officer by the Company's Board of Directors.  On September 4, 2016, the Board named Mr. Dietrich and Thomas J. Meek as Interim Co-Chief Executive Officers, to succeed Joseph C. Muscari, the prior Chairman and Chief Executive Officer, who died unexpectedly on September 3, 2016.  Mr. Dietrich had been Senior Vice President, Finance and Treasury, and Chief Financial Officer of the Company. Mr. Meek's position is Senior Vice President, General Counsel, Human Resources, Corporate Secretary and Chief Compliance Officer. Mr. Dietrich was elected Senior Vice President, Finance and Treasury, Chief Financial Officer effective January 1, 2011. Prior to that, he was appointed Vice President, Corporate Development and Treasury effective August 2007.  Additional information regarding Mr. Dietrich's previous business experience is contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2015, under "Item 10 - Directors, Executive Officers and Corporate Governance", and is incorporated herein by reference.

On December 16, 2016, Mr. Dietrich and the Company entered into an Employment Agreement, superseding Mr. Dietrich's existing employment agreement with the Company.  The initial term of the new Employment Agreement expires on December 31, 2018 and renews for successive one-month terms if not otherwise terminated. Pursuant to the Employment Agreement, Mr. Dietrich will receive an annual salary of not less than $800,000. In addition to salary, Mr. Dietrich will receive bonus payments as determined from time to time by the Company's Board of Directors or the Compensation Committee thereof. Mr. Dietrich's initial target performance-based annual bonus, for 2017, will be $800,000.  The performance targets will be mutually agreed by Mr. Dietrich and the Company's Board of Directors.  In addition, subject to adjustment by the Company's Board of Directors, Mr. Dietrich will be granted long-term incentive awards, consisting of Deferred Restricted Stock Units (DRSUs), options to purchase shares of Company common stock, and Performance Units under the Company's long-term incentive plan, having an aggregate value of $2,400,000.  The grants are expected to be awarded as part of the Company's normal annual grant process in January 2017.  All of the foregoing awards are governed by, and subject to, the terms and conditions of the 2015 Stock Award and Incentive Plan of the Company (the "Plan"). A copy of the Plan was filed as Appendix B to the Company's Proxy Statement filed with the Securities and Exchange Commission ("SEC") on April 2, 2015, and is incorporated herein by reference.  The Company will also provide all benefit plans and other fringe benefits available to similarly situated executives in accordance with their respective terms, and will provide coverage under the Company's retiree medical coverage plan or purchase comparable coverage upon retirement.  The terms of the Employment Agreement are otherwise the Company's standard form of executive employment agreement. The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On December 16, 2016, the Company also entered into a change-in-control severance agreement with Mr. Dietrich, superseding Mr. Dietrich's existing severance agreement with the Company.  Under the new severance agreement, if, following a change in control, Mr. Dietrich is terminated by the Company for any reason, other than for disability, death, retirement or for Cause (as defined in the agreement), or if Mr. Dietrich terminates his or her employment for Good Reason (as defined in the agreement), then Mr. Dietrich is entitled to a severance payment of three times the sum of (1) the greater of his base salary in effect immediately prior to the change in control or his base salary in effect immediately prior to the date of termination and (2) the greater of his target cash annual incentive compensation immediately prior to the change in control or his target cash annual incentive compensation immediately prior to the date of termination.  The severance payment generally will be made in a lump sum. If it is determined that the severance payment plus all other payments or benefits which constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code would result in a portion of the severance payment being subject to the excise tax under Section 4999 of the Code, then the amount of the severance payment shall be reduced by the minimum amount necessary such that no portion of the payment will be subject to the excise tax. The severance agreement also provides that all outstanding Performance Unit awards shall become fully vested and nonforfeitable. The terms of the severance agreement are otherwise the Company's standard form of severance agreement. The foregoing description of the severance agreement is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The Company's Board of Directors also has elected Mr. Dietrich as a member of the Board.  Mr. Dietrich is not entitled to any additional compensation as a Board member.

There are no family relationships between Mr. Dietrich and any director or executive officer of the Company, and Mr. Dietrich has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Dietrich's election is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Employment Agreement, dated December 16, 2016, between the Company and Douglas T. Dietrich
10.2	Severance Agreement, dated December 16, 2016, between the Company and Douglas T. Dietrich
99.1	Press Release dated December 13, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERALS TECHNOLOGIES INC.
(Registrant)

	By:	/s/ Thomas J. Meek
	Name:	Thomas J. Meek
	Title:	Senior Vice President, General Counsel,
Human Resources, Secretary and Chief
Compliance Officer

Date: December 16, 2016

MINERALS TECHNOLOGIES INC.
EXHIBIT INDEX

Exhibit No. __________	Subject Matter ____________________________________________________________

10.1	Employment Agreement, dated December 16, 2016, between the Company and Douglas T. Dietrich
10.2	Severance Agreement, dated December 16, 2016, between the Company and Douglas T. Dietrich
99.1	Press Release dated December 13, 2016